                                                                   Exhibit 10.16

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JUNE 10, 1999, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITIES) ARE SUBJECT TO THE WARRANT AGREEMENT REFERRED TO BELOW AND THE STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 10, 1999 BY AND AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO FROM TIME TO TIME. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH WARRANT AGREEMENT AND SUCH STOCKHOLDERS AGREEMENT AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                       Warrants to Purchase by the Holder
                                 Common Stock of
                    Thane International, Inc. (the "Company")

No. WB-1                                                         30,000 Warrants
                                                                   June 10, 1999
                               WARRANT CERTIFICATE

         This certificate (as amended, modified and supplemented from time to time, this "Warrant Certificate") is issued pursuant to a Warrant Agreement (as amended, modified and supplemented from time to time, the "Warrant Agreement"), dated as of June 10, 1999, by and between the Company and Paribas Capital Funding LLC (the "Purchaser"). Unless otherwise defined herein, all capitalized terms used herein shall have the meaning provided in the Warrant Agreement. This Warrant Certificate certifies that the Holder or its registered assigns is the registered owner of 30,000 Warrants, each Warrant entitling such owner to purchase, subject to the terms and conditions hereof and of the Warrant Agreement, initially, one Class B Share of the Company at the price of $.0001 per Class B Share (as adjusted from time to time, the "Exercise Price"). The number of Warrant Shares issuable upon exercise of the Warrants and the Exercise Price are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. As further set forth in, and subject to, the Warrant Agreement, the expiration date of this Warrant Certificate is 5:00 p.m. Eastern time on June 10, 2009.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to the Warrant Agreement which is hereby incorporated by reference and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

         The Holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the purchase form attached hereto as Annex A (and by this reference made a part hereof) property completed and executed, together with payment of the Exercise Price in accordance with the terms of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the Holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         Warrant Certificates, when surrendered with the assignment form attached hereto as Annex B (and by this reference made a part hereof) properly completed and executed at the office of the Company by the registered Holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, any distribution to the Holder(s) hereof and for all other purposes. The Company shall not be affected by any notice to the contrary.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY ARTICLE 8 OF THE NEW YORK UNIFORM COMMERCIAL CODE AND THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to signed by its President or Vice President and attested to by its Secretary or Assistant Secretary.

                                             THANE INTERNATIONAL, INC.


                                             By: /s/
                                                -------------------------------
                                                Name:
                                                Title:


Attest:



By:
   ------------------------------
   Name:
   Title:




                      [Warrant Certificate signature page]

                                                                   ANNEX A
                                                                      to
                                                             Warrant Certificate

                                  PURCHASE FORM

To:

         The undersigned, pursuant to the provisions set forth in the attached Warrant Certificate (Certificate No. W-___), hereby elects to exercise for the purchase of ______ Warrant Shares covered by such Warrant Certificate and makes payment herewith in full therefor at the price per share provided by such Warrant Certificate, and directs that the Warrant Shares deliverable upon such exercise be registered in the name and at the address specified below and delivered thereto.

                                             [HOLDER]



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             Notice Address:

                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

Date:
     --------------------------

                                                                  ANNEX B
                                                                      to
                                                             Warrant Certificate


                      FORM OF WARRANT ASSIGNMENT AGREEMENT

         WARRANT ASSIGNMENT AGREEMENT (this "Agreement"), dated ______________ among (the "Assignor"), _______________(the "Assignee") and Thane International, Inc. (the "Company"). Reference is made to that certain Warrant Agreement (the "Warrant Agreement"), dated as of June ____, 1999, by and between the Company and Paribas Capital Funding LLC and the Equityholders Agreement (as defined in the Warrant Agreement). Terms not otherwise defined herein shall have the meaning provided in the Warrant Agreement.

         1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty for good and valuable consideration which is hereby acknowledged, and the Assignee hereby purchases and assumes from the Assignor, __________ Warrants (the "Assigned Warrants") representing the Assignor's right to purchase __________ Class B Shares of the Company, together with the rights and obligations under the Warrant Agreement and the Equityholders Agreement (the Warrant Agreement and the Equityholders Agreement together, the "Assigned Agreements") relating to the Assigned Warrants.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Warrant Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Assigned Agreements or any other instrument or document furnished pursuant thereto; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company and its subsidiaries of any of their obligations under any instrument or document to which they are a party.

         3. The Assignee (i) confirms that it has received a copy of each of the Assigned Agreements, together with copies of all financial statements and other documents and information as it has deemed appropriate to make its own investment analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own investment decisions in taking or not taking action under the Assigned Agreements; (iii) confirms that it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"); and (iv) confirms to the Company that it is acquiring the Assigned Warrants solely for its own account and not as nominee or agent for any other person, and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the 1933 Act) that would be in violation of the securities laws of the United States of America or any state thereof.

         4. Each of the undersigned hereby acknowledges and agrees that on and after the Assignment Effective Date (as hereinafter defined), (i) the Assigned Warrants shall constitute "Warrants" under the Warrant Agreement and shall be entitled to all of the benefits and subject to all of the obligations contained therein; (ii) the Assignee shall automatically without any further action become a party to the Warrant Agreement and shall be entitled to all of the benefits and subject to all of the obligations of a "Holder" (as defined therein); (iii) the Assigned Warrants and any Warrant Shares issued pursuant to such Assigned Warrants shall constitute "PCF Securities" under the Equityholders Agreement and shall be entitled to all of the benefits and subject to all of the obligations contained therein; (iv) the Assignee shall automatically without any further action become a party to the Equityholders Agreement and shall be entitled to all of the benefits and subject to all of the obligations of a member of the "PCF Group" (as defined therein); and (v) each of the Assigned Agreements shall remain in full force and effect with respect to each of the undersigned following such assignment.

         5. The Company hereby consents to the transfer being made pursuant to this Agreement and acknowledges and agrees that the Assignee shall become a party to each of the Assigned Agreements as of the date hereof.

         6. The effective date of this Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of the Company (the "Assignment Effective Date").

         7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement, as of the date first above written.

                                             [ASSIGNOR],
                                                as Assignor



                                             By:
                                                -------------------------------
                                                Title:



                                             [ASSIGNEE],
                                               as Assignee




                                             By:
                                                -------------------------------
                                                Title:

Acknowledged and Agreed:

THANE INTERNATIONAL, INC.

By:
   --------------------------------
   Title: